                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        ENTERPRISE ACCUMULATION TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         ENTERPRISE ACCUMULATION TRUST
                             ---------------------

                  NOTICE OF SPECIAL MEETING OF CONTRACTHOLDERS
                          TO BE HELD ON APRIL 28, 1997
                             ---------------------

TO THE CONTRACTHOLDERS:

     Notice is hereby given that a special meeting of Contractholders (the "Meeting") of ENTERPRISE ACCUMULATION TRUST, (the "Trust"), will be held at the offices of the Trust, 3343 Peachtree Road, NE, Suite 450, Atlanta, Georgia 30326, on April 28, 1997 at 2:00 p.m., Eastern Standard Time, for the following purposes:

          1. For each Portfolio, to approve or disapprove a change to its fundamental investment restrictions with respect to diversification;

          2. For each Portfolio, to approve or disapprove a proposal to permit Enterprise Capital Management, Inc. ("Enterprise Capital") to enter into new or amended contracts with Portfolio Managers without obtaining Contractholder approval;

          3. For the Managed Portfolio, to approve or disapprove a Portfolio Manager's Agreement between the Trust, Enterprise Capital and OpCap Advisors ("OpCap") whereby the management fee paid by Enterprise Capital to OpCap would be reduced to .25 of 1% per year for assets under management in excess of $2 billion;

          4. For each of the Equity and Managed Portfolios, to approve or disapprove a Portfolio Manager's Agreement between the Trust, Enterprise Capital and OpCap to become effective upon the consummation of a transaction involving certain assets of OpCap's parent, Oppenheimer Capital and PIMCO Advisors L.P. ("PIMCO");

          5. To act upon such other matters as properly may come before the Meeting or any adjournment or adjournments thereof.

     The close of business of March 11, 1997 has been fixed as the record date for the determination of Contractholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED VOTING INSTRUCTION FORM. If you are present at the Meeting, you may change your vote, if desired, at that time.

                                          CATHERINE R. MC CLELLAN
                                          Secretary

March 29, 1997

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM/FORMS IN THE ENCLOSED POSTAGE PAID ENVELOPE SO THAT YOU MAY BE SURE YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                             YOUR VOTE IS IMPORTANT

              PLEASE RETURN YOUR VOTING INSTRUCTIONS FORM PROMPTLY

     Contractholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed voting instruction form for each Portfolio of the Trust in which they own shares and to date, sign and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask for your cooperation in mailing in your voting instruction form no matter how large or small your holding may be.

                         ENTERPRISE ACCUMULATION TRUST

                            ATLANTA FINANCIAL CENTER
                       3343 PEACHTREE ROAD, NE, SUITE 450
                             ATLANTA, GEORGIA 30326
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                       SPECIAL MEETING OF CONTRACTHOLDERS
                          TO BE HELD ON APRIL 28, 1997
                             ---------------------

GENERAL

     This Proxy Statement is furnished to the Contractholders of Enterprise Accumulation Trust, a Massachusetts business trust (the "Trust"), in connection with the solicitation by the Board of Trustees of proxies to be used at a special meeting (the "Meeting") of Contractholders to be held on April 28, 1997, or any adjournment or adjournments thereof. The Notice of Meeting, Proxy Statement and Voting Instruction Form will first be mailed on or about March 29, 1997.

     Shares of beneficial interest ("Shares") of the Trust are presently sold to The Mutual Life Insurance Company of New York ("MONY") and its affiliate, MONY Life Insurance Company of America ("MONY America"), for allocation to variable accounts established by MONY and MONY America (collectively the "Variable Accounts") to provide benefits to Contractholders ("Contractholders") of variable annuity and variable life insurance contracts ("Contracts") issued by those companies. Instructions of Contractholders are being solicited for the approval or disapproval of each Proposal described below. The Trust consists of five portfolios ("Portfolios"), which are being asked to vote on the proposals as follows:

     PROPOSAL                                                       PORTFOLIO
     --------                                                       ---------
 1.  To approve or disapprove a fundamental                       All Portfolios
     investment restriction relating to
     diversification
 2.  To approve or disapprove a Proposal to permit                All Portfolios
     Enterprise Capital Management, Inc.
     ("Enterprise Capital") to enter into new or
     amended contracts with Portfolio Managers
     without Contractholder approval.
 3.  To approve or disapprove Portfolio Manager's               Managed Portfolio
     Agreement between the Trust, Enterprise
     Capital and OpCap Advisors ("OpCap"), with a
     management fee reduction to .25% of 1% per
     year for assets under management in excess of
     $2 billion.
 4.  To approve or disapprove a Portfolio                 Equity and Managed Portfolios
     Manager's Agreement between the Trust,
     Enterprise Capital and OpCap to become
     effective upon the consummation of a
     transaction involving certain assets of
     OpCap's parent, Oppenheimer Capital, and
     PIMCO Advisors L.P. ("PIMCO")

SHARE OWNERSHIP

     Each Portfolio is a separate series of shares of beneficial interest of the
Trust: the Equity Portfolio, Small Cap Portfolio, Managed Portfolio, International Growth Portfolio, and High-Yield Bond Portfolio.

     As of March 11, 1997 (the "Record Date"), the number of outstanding shares of each Portfolio is as follows:

PORTFOLIO                                                     OUTSTANDING
---------                                                     -----------
Equity......................................................  11,730,847
Small Cap...................................................   9,684,129
Managed.....................................................  58,374,215
International Growth........................................   9,627,486
High-Yield Bond.............................................   6,998,282

     As of the Record Date, MONY and MONY America owned all of the outstanding shares of the Trust. Although shares held by the Variable Accounts generally will be voted in accordance with instructions received from Contractholders, as discussed below, the Trust might nevertheless be deemed to be controlled by MONY and MONY America by virtue of the definition of "control" contained in the Investment Company Act of 1940, as amended (the "Investment Company Act"). MONY and MONY America disclaim such control.

     To the knowledge of the Trust, as of the Record Date, no single person or "group" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934), had the power to direct the vote of more than 5% of any Portfolio's outstanding shares. As of the Record Date, Trustees and officers of the Trust as a group beneficially owned none of the Trust's outstanding shares.

PROXIES AND VOTING

     In order that you may be represented at the Meeting or any adjournment or adjournments thereof, you are requested to indicate your voting instructions on the enclosed voting instruction form, to date and sign the form, and to mail the form promptly in the enclosed postage paid envelope, allowing sufficient time for the form to be received before the Meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of a negative vote.

     A quorum for the Meeting will consist of a majority of the shares issued and outstanding and entitled to vote in person or be represented by proxy. If, by the time scheduled for the Meeting, a quorum is not present or if a quorum is present but sufficient voting instructions in favor of the proposals described in this Proxy Statement are not received from Contractholders, MONY or MONY America may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions from Contractholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Trust present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of each Portfolio's Contractholders.

     Shares of each Portfolio will be voted separately on each Proposal, with each Portfolio voting as a single class. Approval of each proposal will require the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of each respective Portfolio, or (2) 67% or more of the shares of such Portfolio present at the meeting, in person or by proxy, if the holders of 50% or more of the outstanding shares of such Portfolio are present or represented by proxy.

     MONY and MONY America will vote shares of the Portfolios allocated to subaccounts ("Subaccounts") of their respective Variable Accounts which correspond to the Portfolios based on instructions received from the Contractholders of such Variable Account having the voting interest in the corresponding number of shares of each Portfolio held in such Variable Account. Each Contractholder will have the equivalent of one voting instruction per $100 of value attributable to each of the contracts held with fractional voting instructions for amounts less than $100. These voting instructions, represented as votes per $100 of value in each of the Subaccounts of the Variable Accounts, will be converted into a proportionate number of votes in shares of each of the corresponding Portfolios of the Trust. Shares for which no instructions are received in time to be voted will be voted by the record holder in the same proportion as instructions which have been received in time to be voted. If required by state insurance officials, a Variable Account may disregard voting instructions in certain instances.

     Voting instructions may be revoked at any time prior to the voting thereof by: (i) written instructions addressed to the Secretary of the Trust at Enterprise Capital Management, Inc., 3343 Peachtree Road, NE, Suite 450, Atlanta, Georgia 30326; (ii) attendance at the Meeting and voting in person or
(iii) properly executing and returning a new voting instruction form (if received in time to be voted). Mere attendance at the Meeting will not revoke voting instructions.

     All expenses of the preparation and distribution of these proxy materials will be borne by the Trust and OpCap. In addition to the solicitation of voting instructions by the use of the mails, voting instructions may be solicited by officers and employees of Enterprise Capital or its affiliates, or of MONY or its affiliates, personally or by telephone or telegraph or by one or more proxy soliciting firms. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to their principals and to obtain authorization for the execution of voting instruction forms. For those services, they will be reimbursed by Enterprise Capital and MONY for their out-of-pocket expenses.

     All information contained in this Proxy Statement concerning the Trust, Enterprise Capital, OpCap or affiliates of Enterprise Capital or OpCap has been supplied by each of such persons, respectively. All information contained in this Proxy Statement regarding MONY or MONY America or their respective affiliates has been supplied by MONY.

                                 PROPOSAL NO. 1

                  APPROVAL OR DISAPPROVAL OF PROPOSAL TO AMEND
         FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO DIVERSIFICATION

     The Meeting has been called to consider a proposal to amend a fundamental investment restriction of each Portfolio. The Board of Trustees approved this proposal at a meeting held on February 20, 1997.

     The Trustees recommend that Contractholders approve the change to the fundamental investment restriction as described below. A fundamental investment restriction may be changed only with contractholders approval.

     Each Portfolio of the Trust has adopted a fundamental investment policy whereby no Portfolio will invest more than 5% of the value of its total assets in the securities of any single issuer other than cash items and U.S. government securities, as defined in the Investment Company Act of 1940 ("1940 Act"). Con-tractholders are asked to vote on a Proposal to modify this existing fundamental restriction of each Portfolio to limit this policy as to 75% of the total assets of each Portfolio. The amended restriction would read as follows:

        No Portfolio will, as to 75% of the assets of each Portfolio, invest more than 5% of the value of its total assets in the securities of any single issuer other than cash items and U.S. government securities, (as defined in the Investment Company Act of 1940).

     Each Portfolio's investment restriction relating to investments in a single issuer was initially adopted due to regulatory requirements at such time. Current regulatory requirements no longer mandate that an investment company's policy apply to 100% of the total assets of each Portfolio. The Trustees believe that limiting this investment restriction to 75% of the total assets of each Portfolio would provide the Portfolios with needed flexibility to respond, as appropriate, to beneficial investment opportunities while maintaining diversification as to 75% of the total assets of each Portfolio.

     Notwithstanding the foregoing, there is no present intention to make any change in the way in which any Portfolio is managed.

     If the proposed change to the Trust's investment restriction is approved by Contractholders at the Meeting, the Trust's prospectus and statement of additional information will be revised as appropriate to reflect those changes. This Proposal No. 1 will not result in a change to the investment objective of any Portfolio of the Trust.

     If Proposal No. 1 is not approved by the Contractholders of any particular Portfolio of the Trust, the existing fundamental restriction regarding investment in a single issuer will continue in effect for that Portfolio of the Trust.

THE BOARD OF TRUSTEES RECOMMENDS THAT CONTRACTHOLDERS VOTE "FOR" PROPOSAL NO. 1.

                                 PROPOSAL NO. 2

                 APPROVAL OR DISAPPROVAL OF PROPOSAL TO PERMIT
                     ENTERPRISE CAPITAL MANAGEMENT, INC. TO
                    ENTER INTO NEW OR AMENDED CONTRACTS WITH
                      PORTFOLIO MANAGERS WITHOUT OBTAINING
                            CONTRACTHOLDER APPROVAL

     The Board of Trustees of the Trust is submitting for approval by the Contractholders of each of the Portfolios a proposal to permit Enterprise Capital to enter into new or amended contracts with Portfolio Managers without obtaining Contractholder approval. On February 22, 1996, the Board of Trustees discussed and approved this proposal at an in-person meeting.

     The Board recommends that Contractholders of each Portfolio approve a proposal which would permit Enterprise Capital from time to time to enter into a new or materially amended Portfolio Manager Agreement with a Portfolio Manager (i.e., a subadviser) to the Portfolio without obtaining Contractholder approval. Approval by the Trustees, including a majority of Independent Trustees, who are not "interested persons" of the Trust within the meaning of the 1940 Act ("Independent Trustees") will continue to be required to approve any new or amended Advisory Agreement. The proposal will apply to any Portfolio Manager Agreement entered into by Enterprise Capital with a Portfolio Manager that is not otherwise an affiliated person (as defined in Section 2(a)(3) of the 1940 Act) of the Trust or Enterprise Capital, other than by reason of serving as a Portfolio Manager (a "Portfolio Manager"). Among other changes, the proposal would cover new Portfolio Manager Agreements necessitated because the prior Portfolio Manager Agreements were terminated as a result of an "assignment" (as defined in the 1940 Act), an amendment to a Portfolio Manager Agreement or a new Portfolio Manager Agreement to substitute a new Portfolio Manager for an old Portfolio Manager.

     This Proposal is being submitted to Contractholders pursuant to the requirements of an Exemptive Order (the "Order") obtained from the Securities and Exchange Commission (the "Commission") on December 10, 1996. The Order grants exemptive relief from certain provisions of the 1940 Act and certain rules thereunder and is discussed below.

REASONS WHY CONTRACTHOLDERS APPROVAL IS SOUGHT

     Section 15 of the 1940 Act makes it unlawful for any person to act as investment adviser to an investment company except pursuant to a written contract which has been approved by shareholders. For purposes of Section 15, the term "investment adviser" includes any Portfolio Manager to an investment company. Section 15 also requires that an Investment Advisory Agreement provide that it will terminate automatically upon its assignment. "Assignment," for purposes of the 1940 Act, includes in substance the transfer of an Advisory Agreement or the transfer of control of the investment adviser through the transfer of a controlling block of the adviser's outstanding voting securities.

     In conformity with Section 15 of the 1940 Act, the Trust currently obtains Contractholders' approval of a Portfolio Manager Agreement in three general situations:

          A. The employment of a new Portfolio Manager: (i) to replace an existing Portfolio Manager; (ii) as an additional Portfolio Manager; or
     (iii) to act as Portfolio Manager for new Portfolio;

          B. A change in the terms of a Portfolio Manager Agreement; and

          C. The continued employment of an existing Portfolio Manager on the same terms where there has been or is expected to be an assignment of a Portfolio Manager Agreement as a result of a change of control of the Portfolio Manager.

     Enterprise Capital may currently terminate a Portfolio Manager Agreement without Contractholder approval. Contractholders of a Portfolio may also currently terminate a Portfolio Manager Agreement with respect to that Portfolio at any time by a vote of a majority of the Portfolio's outstanding shares, as defined in the 1940 Act. The proposed OpCap Advisors Portfolio Manager's Agreement that is described in Proposal No. 3 is an example of the type of new or amended Portfolio Manager Agreement that would no longer require Contractholder approval if this Proposal No. 2 is approved, subject to compliance with the other conditions of the Order, which are set forth below.

DISCUSSION

     As a "multi-manager" type of investment company, Trust employs Enterprise Capital subject to the supervision of the Trustees, to manage or provide for the management of each Portfolio. Enterprise Capital selects a Portfolio Manager to invest the assets of each Portfolio, subject to the review and approval of the Trustees, and, currently, subject to the approval of each Portfolio's Contractholders, and on an ongoing basis reviews the Portfolio Manager's performance. Enterprise Capital is responsible for communicating performance, expectations and evaluations to the Portfolio Manager and for recommending to the Trustees whether the Portfolio Manager's contract should be renewed, modified or terminated. The Portfolio Manager is entitled to receive a fee from Enterprise Capital. Enterprise Capital and the Trustees believe that requiring Contractholders to approve changes in a Portfolio Manager and to the Portfolio Manager Agreement (including continuation of an assigned subadvisory agreement) not only results in unnecessary administrative expenses to each Portfolio, but may also cause harmful delays in executing changes that Enterprise Capital and the Trustees have determined are necessary or desirable. Enterprise Capital and the Trustees believe that such expenses, and the possibility of delays, may result in Contractholders receiving less satisfactory service than would be the case if this proposal is implemented.

     Accordingly, the Trust obtained the Order. Pursuant to the Order, subject to receipt of approval of this Proposal 2 and the other conditions described below, the Contractholders of each Portfolio will receive an information statement complying with certain provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder, following a change of Portfolio Manager and/or the entry into a new or amended Portfolio Manager Agreement that would have otherwise required Contractholder approval. The information statement will contain substantially all of the information about the Portfolio Manager and the Portfolio Manager Agreement that would otherwise be contained in a written proxy statement. The information statement will include disclosure as to the level of fees to be paid to Enterprise Capital and the Portfolio Manager and will disclose Portfolio Manager changes or changes to a Portfolio Manager Agreement.

     Enterprise Capital intends that the information statement described above, as well as adherence to the conditions of the Order as set forth below, will protect Contractholders of each Portfolio, including by enabling Portfolio Contractholders to receive adequate disclosure about the Portfolio Manager. If the Proposal No. 2 is approved, amendments to the Advisory Agreement between Enterprise Capital and the Trust will remain subject to Contractholder and Trustees approval requirements of Section 15 of the 1940 Act and related proxy disclosure requirements. Moreover, although approval of the proposal will generally permit Enterprise Capital and the Trustees to change the fees payable to a Portfolio Manager without Contractholder approval, such changes will not permit Enterprise Capital and the Trustees to increase the rate of the fees payable by each Portfolio to Enterprise Capital without first obtaining Contractholder approval.

     The Trustees believe that approval of the proposal to permit Enterprise Capital to enter into new or amended contracts with Portfolio Managers without obtaining Contractholders' approval is in the best interests of the Contractholders of each Portfolio. If Proposal No. 2 is not approved by Contractholders of any Portfolio, the Order obtained by the Trust will have no effect with respect to that Portfolio. In such event, Contractholders of such Portfolio would continue to have to approve any new or amended Portfolio Manager Agreements entered into by Enterprise Capital with respect to such Portfolio.

CONDITIONS

     The Order grants Trust relief from Section 15(a) of the 1940 Act and a rule thereunder in order for the Trust and its Portfolio to operate in the manner described in this Proposal, subject to certain conditions including approval of this Proposal by Contractholders of each Portfolio. The Trust will not rely on the Order until all such conditions have been met.

     The conditions for the relief are as follow:

          1. Enterprise Capital will provide general management and administrative services to the Trust, including overall supervisory responsibility for the general management and investment of the Trust's securities Portfolios, and, subject to review and approval by the Board of Trustees with respect to each

     Portfolio, will (a) set a Portfolio's overall investment strategies; (b) select Portfolio Managers; (c) monitor and evaluate the performance of Portfolio Managers; (d) allocate and, when appropriate, reallocate a Portfolio's assets among its Portfolio Managers in those cases where a Portfolio has more than one Portfolio Manager; and (e) implement procedures reasonably designed to ensure that the Portfolio Managers comply with each respective Portfolio's investment objectives, policies, and restrictions.

          2. Before a Portfolio may rely on the Order, the operation of the Portfolio in the manner described in the application will be approved by a majority of the Contractholders of any separate account for which the Trust serves as a funding medium, as defined in the 1940 Act, or, in the case of a new Portfolio whose public Contractholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition 4 below, by the sole shareholder before the offer of shares of such Portfolio to the public.

          3. The Trust will furnish to its Contractholders all information about a new Portfolio Manager or Portfolio Manager Agreement for a Portfolio that would be included in a proxy statement. Such information will include disclosure as to the level of fees to be paid to Enterprise Capital and each Portfolio Managers of the Portfolio and any change in such disclosure caused by the addition of a new Portfolio Manager or any proposed materials change in a Portfolio Manager Agreement. The Trust will meet this condition by providing its Contractholders with an informal information statement complying with the provisions of regulation 14C under the Exchange Act and
     Schedule 14C thereunder. With respect to the newly retained Portfolio Manager, or a change in a Portfolio Manager Agreement, this information statement will be provided to Contractholder of the Portfolio a maximum of sixty (60) days after the addition of the new Portfolio Manager or the implementation of any change in a Portfolio Manager Agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act. The Trust will ensure that the information statement is furnished to unitholders of any separate account for which the Trust serves as a funding medium.

          4. The Trust will disclose in its prospectus the existence, substance and effect of the Order. In addition, each Portfolio will hold itself out to the public as employing the "manager of managers" approach described in the application. The Prospectus and any sales materials or other shareholder communications relating to a Portfolio of the Trust will prominently disclose that Enterprise Capital has ultimate responsibility for investment performance of the Portfolio due to its responsibility to oversee Portfolio Managers and recommend their hiring, termination and replacement.

          5. No Trustee or officer of the Trust or director or officer of Enterprise Capital will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such Trustee, director or officer) any interest in any Portfolio Manager except for (a) ownership of interests in Enterprise Capital or any entity that controls, is controlled by or is under common control with Enterprise Capital; or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a Portfolio Manager or any entity that controls, is controlled by or is under common control with a Portfolio Manager.

          6. Enterprise Capital will not enter into a Portfolio Manager Agreement with any Affiliated Portfolio Manager without such agreement, including the compensation to be paid thereunder, being approved by the Contractholders of the applicable Portfolio.

          7. At all times, a majority of the members of the Board will be persons each of whom is an Independent Trustee of the Trust, as defined in
     Section 2(a)(19) of the 1940 Act, and the nomination of new or additional Independent Trustees will be placed within the discretion of the then existing Independent Trustees.

          8. When a Portfolio Manager change is proposed for a Portfolio with an Affiliated Portfolio Manager, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board's minutes, that such change is in the best interest of the Portfolio and the Contractholders of any separate account for which the Trust serves as a funding medium and does not involve a conflict of interest from which Enterprise Capital or the Affiliated Portfolio Manager derives an inappropriate advantage.

THE BOARD OF TRUSTEES RECOMMENDS THAT CONTRACTHOLDERS VOTE "FOR" PROPOSAL NO. 2.

                                 PROPOSAL NO. 3

          APPROVAL OR DISAPPROVAL OF NEW PORTFOLIO MANAGER'S AGREEMENT
                BETWEEN THE TRUST, ENTERPRISE CAPITAL AND OPCAP
         INCORPORATING A REDUCTION IN THE MANAGEMENT FEE PAID TO OPCAP
                          AS TO THE MANAGED PORTFOLIO

BACKGROUND

     General. The Meeting has been called for the purpose of considering a new Portfolio Manager's Agreement for each of the Equity and Managed Portfolios incorporating a proposed reduction in the Portfolio Manager fee paid by Enterprise Capital to OpCap Advisors ("OpCap") for services rendered to the Managed Portfolio for assets under management in excess of $2,000,000,000. Accordingly, Contractholders are being asked to approve a new Portfolio Manager's Agreement (the "New Portfolio Manager's Agreement") embodying exactly the same terms as the current Portfolio Manager's Agreement for such Portfolios but with a reduced fee for the Portfolio Manager as to the Managed Portfolio. The Fund's Board of Trustees has approved the New Portfolio Manager's Agreement, subject to approval by the Contractholders of the Portfolio. The net effect of the fee reduction will not impact the overall fee charged to Contractholders of the Managed Portfolio.

EXISTING PORTFOLIO MANAGER'S AGREEMENT

     OpCap Advisors currently serves as Portfolio Manager for the Portfolio under an Investment Advisory Agreement (the "Existing Portfolio Manager's Agreement") dated May 31, 1996. The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust or any party to the Agreement, most recently voted to renew the Existing Portfolio Manager's Agreement on February 20, 1997. Under the Existing Portfolio Manager's Agreement, OpCap Advisors is entitled to receive Portfolio Manager fees for each of the Equity and Managed Portfolios at the annual rate of 0.40% of the average of the daily closing net asset values of the Portfolio per year, paid monthly for assets up to $1,000,000,000; and 0.30% thereafter.

NEW PORTFOLIO MANAGER'S AGREEMENT

     Except for a different fee schedule, the terms of the New Portfolio Manager's Agreement are identical in all respects to the terms of the Existing Portfolio Manager's Agreement. A form of the New Portfolio

Manager's Agreement is attached to this Proxy Statement as Exhibit A, and the description set forth in this Proxy Statement of the New Portfolio Manager's Agreement is qualified in its entirety by reference to Exhibit A.

     Under the New Portfolio Manager's Agreement, the Portfolio Manager will provide certain investment advisory services to the Portfolio, including deciding what securities will be purchased and sold by the Portfolio, when such purchases and sales are to be made, and arranging for such purchases and sales, all in accordance with the provisions of the 1940 Act, as amended (the "Investment Company Act") and any rules thereunder, the governing documents of the Trust, the fundamental policies of the Trust and Portfolio, as reflected in its registration statement, and any policies and determinations of the Board of Trustees of the Trust.

     As compensation for its services to the Managed Portfolio under the New Portfolio Manager's Agreement, the Portfolio Manager will be entitled to receive from Enterprise Capital fees as for services to the Managed Portfolio calculated at the following annual rates based upon average daily net assets: 0.40% for the first $1 billion under management, 0.30% for assets from $1 billion to $2 billion; and 0.25% thereafter. The New Portfolio Manager's Agreement will continue in effect for two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Trust's Board of Trustees or (2) a vote of the holders of a majority (as defined in the Investment Company Act and the rules thereunder) of the outstanding voting securities of the Portfolio, and
(3) in either event by a majority of the Trustees who are not parties to the New Portfolio Manager's Agreement or interested persons of the Trust or of any such party. The New Portfolio Manager's Agreement provides that it may be terminated at any time, without penalty, by either party or by the Trust upon 60 days written notice, provided that such termination by the Portfolio shall be directed or approved by a vote of the Trustees of the Trust, or by a vote of holders of a majority of the shares of the Portfolio.

     The overall management fee of the Managed Portfolio paid to Enterprise Capital is 0.80% of the average daily net assets up to $400 million; 0.75% of average daily net assets from $400 million to $800 million; and 0.70% of average daily net assets in excess of $800 million. Fees paid to Enterprise Capital for management services for the Managed Portfolio during 1996 were $11,086,850. Under the terms of the new Portfolio Manager's Agreement, Enterprise Capital would be entitled to retain an additional 0.05% of the management fee for assets under management in the Managed Portfolio.

TRUSTEES' CONSIDERATION

     The Board of Trustees believes that the terms of the New Portfolio Manager's Agreement are fair to, and in the best interests of, the Trust, the Portfolio, and their Contractholders. The Board of Trustees, including all of the Independent Trustees, recommends approval by the Contractholders of the New Agreement among OpCap Advisors, Enterprise Capital and the Portfolio. In making this recommendation, the Trustees carefully evaluated the experience of the Portfolio Manager's key personnel in institutional investing, the quality of services the Portfolio Manager is expected to provide and has provided to the Portfolio, and the compensation proposed to be paid to the Portfolio Manager, and have given careful consideration to all factors deemed to be relevant to the Portfolio, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds; (2) the performance of the Portfolio since commencement of operations; (3) the nature and quality of the services expected to be rendered to the Portfolio by the Portfolio Manager; (4) that the terms of the Existing Portfolio Manager's Agreement will be unchanged under the New Portfolio Manager's Agreement except for the different fee; (5) the history, reputation, qualification and background of the Portfolio Manager, as well as the qualifications of its personnel and their respective financial conditions; and (6) other factors deemed relevant.

THE BOARD OF TRUSTEES RECOMMENDS THAT CONTRACTHOLDERS VOTE "FOR" PROPOSAL NO. 3.

                                 PROPOSAL NO. 4

                    APPROVAL OR DISAPPROVAL OF NEW PORTFOLIO
                     MANAGER'S AGREEMENT BETWEEN THE TRUST,
                          ENTERPRISE CAPITAL AND OPCAP

BACKGROUND

     General. The Meeting has been called for the purpose of considering a new Portfolio Manager's Agreement for the Equity Portfolio and the Managed Portfolio as a result of a proposed transaction which if consummated, would result in a change of control of Oppenheimer Capital, the parent of OpCap. Accordingly, Contractholders are being asked to approve a new Portfolio Manager's Agreement (the "New Portfolio Manager's Agreement") embodying exactly the same terms as the current Portfolio Manager Agreement for such Portfolios but with a reduced fee for the Portfolio Manager as to the Managed Portfolio.

EXISTING PORTFOLIO MANAGER'S AGREEMENT

     OpCap Advisors currently serves as Portfolio Manager for the Portfolio under an Investment Advisory Agreement (the "Existing Portfolio Manager's Agreement") dated May 31, 1996. The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust or any party to the Agreement, most recently voted to renew the Existing Portfolio Manager's Agreement on February 20, 1997. Under the Existing Portfolio Manager's Agreement, OpCap Advisors is entitled to receive Portfolio Manager fees for each of the Equity and Managed Portfolios at the annual rate of 0.40% of the average of the daily closing net asset values of the Portfolio per year, paid monthly for assets up to $1,000,000,000; and 0.30% thereafter.

NEW PORTFOLIO MANAGER'S AGREEMENT

     Except for a different fee schedule, the terms of the New Portfolio Manager's Agreement are identical in all respects to the terms of the Existing Portfolio Manager's Agreement. A form of the New Portfolio Manager's Agreement is attached to this Proxy Statement as Exhibit A, and the description set forth in this Proxy Statement of the New Portfolio Manager's Agreement is qualified in its entirety by reference to Exhibit A.

     Under the New Portfolio Manager's Agreement, the Portfolio Manager will provide certain investment advisory services to the Portfolio, including deciding what securities will be purchased and sold by the Portfolio, when such purchases and sales are to be made, and arranging for such purchases and sales, all in accordance with the provisions of the 1940 Act, as amended (the "Investment Company Act") and any rules thereunder, the governing documents of the Trust, the fundamental policies of the Trust and Portfolio, as reflected in its registration statement, and any policies and determinations of the Board of Trustees of the Trust.

     As compensation for its services to the Managed Portfolio under the New Portfolio Manager's Agreement, the Portfolio Manager will be entitled to receive from Enterprise Capital fees as for services to the Managed Portfolio calculated at the following annual rates based upon average daily net assets: .40% for the first $1 billion under management: 0.30% for assets from $1 billion to $2 billion; and 0.25% thereafter. The New Portfolio Manager's Agreement will continue in effect for two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Trust's Board of Trustees or (2) a vote of the holders of a majority (as defined in the Investment Company Act and the rules thereunder) of the outstanding voting securities of the Portfolio, and
(3) in either event by a majority of the Trustees who are not parties to the New Portfolio Manager's Agreement or interested persons of the Trust or of any such party. The New Portfolio Manager's Agreement provides that it may be terminated at any time, without penalty, by either party or by the Trust upon 60 days written notice, provided that such termination by the Portfolio shall be directed or approved by a vote of the Trustees of the Trust, or by a vote of holders of a majority of the shares of the Portfolio.

     The overall management fee of the Managed Portfolio paid to Enterprise Capital is 0.80% of the average daily net assets up to $400 million; 0.75% of average daily net assets from $400 million to $800 million; and 0.70% of average daily net assets in excess of $800 million. Fees paid to Enterprise Capital for management services for the Managed Portfolio during 1996 were $11,086,850. Under the terms of the new Portfolio Manager's Agreement, Enterprise Capital would be entitled to retain an additional 0.05% of the management fee for assets under management in the Managed Portfolio.

     The New Portfolio Manager's Agreement would take effect upon the consummation of the transaction described below.

INFORMATION ABOUT OPCAP ADVISORS

     OpCap Advisors is a majority-owned subsidiary of Oppenheimer Capital, a registered investment adviser with approximately $50.6 billion in assets under management on January 31, 1997. Oppenheimer Financial Corp. ("Opfin"), a holding company, is a 1.0% general partner of OpCap Advisors. Opfin also holds a one-third managing general partner interest in Oppenheimer Capital, and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Opfin is the sole 1.0% general partner, owns the remaining two-thirds interest.

     On February 13, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with approximately $110 billion in assets under management through various subsidiaries, signed an Agreement and Plan of Merger with Oppenheimer Group, Inc. ("OGI") and its subsidiary Opfin pursuant to which PIMCO Advisors and its affiliate, Thomson Advisory Group Inc. ("TAG"), will acquire the one-third managing general partner interest in Oppenheimer Capital, its 1.0% general partnership interest in OpCap Advisors, and its 1.0% general partner interest in Oppenheimer Capital L.P. (the "Transaction") and OGI will be merged with and into TAG. The aggregate purchase price is approximately $265 million in convertible preferred stock of TAG and assumption of certain indebtedness. The amount of TAG preferred stock comprising the purchase price is subject to reduction in certain circumstances. The Transaction is subject to certain conditions being satisfied prior to closing, including consents from certain lenders, approvals from regulatory authorities, including a favorable tax ruling from the Internal Revenue Service, and consents of certain clients, which are expected to take up to six months to obtain. If the Transaction is consummated, it will involve a change in control of Oppenheimer Capital and its subsidiary OpCap Advisors.

     The principal business address of OpCap Advisors, Oppenheimer Capital and their affiliates is Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York 10281. The principal business address of OpCap Advisors would not change following the Transaction. Joseph La Motta is Chairman of Oppenheimer Capital and OpCap Advisors. George Long is President of Oppenheimer Capital and Bernard H. Garil is President of OpCap Advisors.

     Effects of the Transaction. Upon consummation of the Transaction, Oppenheimer Capital and OpCap Advisors will be controlled by PIMCO Advisors. PIMCO Advisors has advised OGI that it anticipates that the senior portfolio management team of Oppenheimer Capital will continue in their present capacities; that the eligibility of OpCap Advisors to serve as an investment adviser or Portfolio Manager will not be affected by the Transaction; and that Oppenheimer Capital and OpCap Advisors will be able to continue to provide advisory and management services with no material changes in operating conditions. PIMCO has further advised OGI that it currently anticipates that the Transaction will not affect the ability of Oppenheimer Capital and OpCap Advisors to fulfill their obligations under their investment advisory or subadvisory agreements.

     Information Concerning PIMCO. PIMCO Advisors, with approximately $110 billion in assets under management as of December 31, 1996, is one of the largest publicly traded money management firms in the United States. PIMCO Advisors' address is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660.

     PIMCO Partners, G.P. ("PIMCO GP") owns approximately 42.83% and 66.37%, respectively (and will at the closing of the Transaction own a majority of the voting stock of TAG which owns approximately 14.94% and 25.06%, respectively), of the total outstanding Class A and Class B units of limited partner interest ("Units") of PIMCO Advisors and is PIMCO Advisors' sole general partner. PIMCO GP is a California general partnership with two general partners. The first of these is an indirect wholly-owned subsidiary of Pacific Mutual Life Insurance Company ("Pacific Mutual").

     PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company, is the second, and managing, general partner of PIMCO GP. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Frank D. Rabinovitch, Brent R. Harris, John L. Hague, William S. Thompson Jr., William C. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III.

     PIMCO Advisors is governed by an Operating Board and an Equity Board. Governance matters are allocated generally to the Operating Board and the Operating Board delegates to the Operating Committee the authority to manage day-to-day operations of PIMCO Advisors. The Operating Board is composed of twelve members, including the chief executive officer of the PIMCO Subpartnership as Chairman and six PIMCO Managers designated by the PIMCO Subpartnership.

     The authority of PIMCO Advisors' Operating Board and Operating Committee to take certain specified actions is subject to the approval of PIMCO Advisors' Equity Board. Equity Board approval is required for certain major transactions (e.g., issuance of additional PIMCO Advisors' Units and appointment of PIMCO Advisors' chief executive officer). In addition, the Equity Board has jurisdiction over matters such as actions which would have a material effect upon PIMCO Advisors' business taken as a whole and (after an appeal from an Operating Board decision) matters likely to have a material adverse economic effect on any subpartnership of PIMCO Advisors. The Equity Board is composed of twelve members, including the chief executive officer of PIMCO Advisors, three members designated by a subsidiary of Pacific Mutual, the chairman of the Operating Board and two members designated by PPLLC.

     Because of its power to appoint (directly or indirectly) seven of the twelve members of the Operating Board as described above, the PIMCO Subpartnership may be deemed to control PIMCO Advisors. Because of the direct or indirect power to appoint 25% of the members of the Equity Board, (i) Pacific Mutual and (ii) the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed, under applicable provisions of the Investment Company Act, to control PIMCO Advisors. Pacific Mutual, PIMCO Subpartnership and the PIMCO Managers disclaim such control.

     PIMCO Advisors, OpCap Advisors, OGI and Oppenheimer Capital have agreed to comply and use all commercially reasonable efforts to cause compliance with the provisions of Section 15(f) of the Investment Company Act. Section 15(f) provides, in pertinent part, that an investment adviser and its affiliates may receive any amount or benefit in connection with a sale of an interest in such investment adviser which results in an assignment of an investment advisory contract if (1) for a period of three years after the time of such event, 75% of the members of the Board of Trustees or Directors of the investment company which it advises are not "interested persons" (as defined in the Investment Company Act) of the new or old investment adviser, and (2) during the two-year period after the date on which the transaction occurs, there is no "unfair burden" imposed on the investment company as a result of the transaction. For this purpose, "unfair burden" is defined to include any arrangement during the two-year period after the transaction whereby the investment adviser or predecessor or successor investment advisers, or any interested person of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. No compensation arrangements of the types described above are contemplated in the Transaction. [The composition of the Board of Trustees is presently in compliance with the 75% requirement and will continue to be so if the Transaction is consummated.]

     Set forth below are the names, ages and principal occupations of the chief executive officers of OpCap Advisors and Oppenheimer Capital.

BERNARD H. GARIL (56)

     President and Chief Operating Officer of OpCap Advisors; Vice President of OCC Cash Reserves, Inc. and OCC Value Accumulation Trust, open-end investment companies; formerly Senior Vice President of Oppenheimer & Co., Inc., 1981-1990.

JOSEPH M. LAMOTTA (64)

     Chairman and Chief Executive Officer of OpCap Advisors; Chairman, Oppenheimer Capital; Chairman and President, OCC Cash Reserves and OCC Value Accumulation Trust, open-end investment companies, and Chairman of the Saratoga Advantage Trust, an open-end investment company.

     OpCap Advisors and Oppenheimer Capital are located at Oppenheimer Tower, World Financial Center, New York, New York, 10281, and all its executive officers have business addresses at that location.

     Exhibit B to this Proxy Statement sets forth a list of the investment companies for which OpCap Advisors acts as investment adviser, the size of such investment companies and the compensation OpCap Advisors receives for such services.

AFFILIATED BROKERS

     For the fiscal year ended December 31, 1996, Oppenheimer and Co., Inc., an affiliate of OpCap Advisors, was paid a total of $88,056 in brokerage commissions by the Equity Portfolio, $394,204 in brokerage commissions by the Managed Portfolio which amounts were 42.85% and 39.73%, respectively of each Portfolio's total brokerage commissions paid during the period.

VOTE REQUIRED

     Approval of Proposal 4 with respect to any Portfolio requires the affirmative vote of "a majority of the outstanding voting securities" of that Portfolio, which for this purpose means the affirmative vote of the lesser of
(i) more than 50% of the outstanding shares of each of the Portfolios or (ii) 67% or more of the shares of the Portfolio present at the Meeting if more than 50% of the outstanding shares of the Portfolio are represented at the meeting in person or by proxy.

     If Proposal 4 is not approved, the existing Portfolio Manager's Agreement will remain in effect and the Board will consider alternative actions.

THE BOARD OF TRUSTEES RECOMMENDS CONTRACTHOLDERS VOTE "FOR" PROPOSAL NO. 4.

                      RECEIPT OF CONTRACTHOLDER PROPOSALS

     Notwithstanding the approval or disapproval of the proposals described above, as in the past, the Trustees do not intend to hold regular annual meetings of Contractholders of the Trust. If a Contractholder wishes to present a proposal to be included in the proxy statement for the next meeting of Contractholders of a Portfolio, such proposal must be received by the Trust a reasonable time before the solicitation is to be made. The Trustees will call meetings of Contractholders of a Portfolio as may be required under the Investment Company Act (such as to approve a new Investment Advisory Agreement for a Portfolio or to remove Trustees) or as they may determine in their discretion.

MAILING OF ANNUAL REPORT

     The Trust will furnish, without charge, a copy of its Annual Report for the year ended December 31, 1996 to Contractholders upon request. Such requests should be made to Catherine R. McClellan, Enterprise Capital, Atlanta Financial Center, 3343 Peachtree Road, Suite 450, Atlanta, GA, 30326 or by calling 800-432-4320. The report will be sent by first class mail within three business days of the request.

                                 OTHER BUSINESS

     The management knows of no business other than the matters specified above which will be presented at the Meeting. Inasmuch as matters not known at the time of the solicitation may come before the Meeting, the enclosed voting instruction form confers discretionary authority with respect to such matters as may properly come before the Meeting. It is the intention of MONY and MONY America to vote in accordance with their judgment on such matters.

                                          BY ORDER OF THE BOARD OF TRUSTEES

                                          CATHERINE R. MC CLELLAN
                                          Secretary

Date: March 29, 1997

                                                                       EXHIBIT A

                         EQUITY AND MANAGED PORTFOLIOS
                                       OF
                         ENTERPRISE ACCUMULATION TRUST

                         PORTFOLIO MANAGER'S AGREEMENT

     THIS AGREEMENT, made the 1st day of May, 1997 is among Enterprise Accumulation Trust (the "Fund"), a Massachusetts business trust, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser"), and OpCap Advisors, a Delaware general partnership (hereinafter referred to as the "Portfolio Manager").

                             BACKGROUND INFORMATION

     (A) The Adviser has entered into an Investment Adviser's Agreement dated as of September 9, 1994 with the Fund, a copy of which agreement is attached hereto as Exhibit A (the "Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the Portfolios of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as Portfolio Managers to the Portfolios of the Fund.

     (B) The parties hereto wish to enter into an agreement whereby the Portfolio Manager will provide to the Equity and Managed Portfolios of the Fund (the "Portfolios") securities investment advisory services for those Portfolios.

                                WITNESSETH THAT:

     In consideration of the mutual covenants herein contained, the Fund, Adviser and the Portfolio Manager agree as follows:

          (1) The Fund and Adviser hereby employs the Portfolio Manager to render certain investment advisory services to the Portfolios, as set forth herein. The Portfolio Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

          (2) The Portfolio Manager shall furnish the Portfolios advice with respect to the investment and reinvestment of the assets of the Portfolios, or such portion of the assets of the Portfolios as the Adviser shall specify from time to time, in accordance with the investment objectives, restrictions and limitations of the Portfolios as set forth in the Fund's most recent Registration Statement.

          (3) The Portfolio Manager shall perform a monthly reconciliation of the Portfolios to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holding or valuation to the attention of the Adviser.

          (4) The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor. The Portfolio Manager has no authority to act for or represent the Fund or the Portfolios in any way except to direct securities transactions pursuant to its investment advice hereunder. The Portfolio Manager is not an agent of the Fund or the Portfolios.

          (5) It is understood that the Portfolio Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the Portfolios.

          (6)(a) The Adviser agrees to pay the Portfolio Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth
     (20th) day after the close of each calendar month, a sum equal to 0.03333 of 1% of the average of the daily closing net asset value of the Portfolios managed by the Portfolio Manager during such month (that is, .40 of 1% per year) for assets under management up to $1,000,000,000 (one billion dollars) per Portfolio; a sum equal to 0.025 of 1% of the average of the daily closing net asset values of the Portfolios during such month (that is, .30 of 1% per year) for assets under management in excess of $1,000,000,000 (one billion dollars) per Portfolio; and as to the Managed Portfolio, a sum equal to 0.2083% of the average daily closing net asset value of the Portfolio during such month (that is .25 of 1% per year) for assets under management in excess of $2,000,000,000 (two billion dollars).

          (6)(b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.

          (6)(c) For the purposes of this Paragraph 6, the daily closing net asset values of the Portfolios shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Portfolios' shares.

          (7) The services of the Portfolio Manager hereunder are not to be deemed to be exclusive, and the Portfolio Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Portfolio Manager of its responsibilities hereunder, it is agreed that the Portfolio Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.

          (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Portfolio Manager shall not be liable to the Fund, the Portfolios or the Adviser or to any shareholder or shareholders of the Fund, the Portfolios or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Portfolio Manager hereunder.

          (9) The Portfolio Manager will take necessary steps to prevent the investment professionals of the Portfolio Manager who are responsible for investing assets of the Portfolios from taking, at any time, a short position in any shares of any holdings of any Portfolios of the Fund for any accounts in which such individuals have a beneficial interest, excluding short positions, including without limitation, short against-the-box positions, effected for tax reasons. The Portfolio Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Fund Portfolio transactions insofar as such transactions may relate to the Portfolio Manager.

          (10) In connection with the management of the investment and reinvestment of the assets of the Portfolio, the Portfolio Manager is authorized to select the brokers or dealers including Oppenheimer & Co., Inc., ("Opco") that will execute purchase and sale transactions for the Portfolios, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of Portfolio securities for the Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Portfolios and its shareholders, the Portfolio Manager shall have the right, subject to the approval of the Board of Trustees of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Portfolios, the Adviser, or the Portfolio Manager and, subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of Portfolios of the Fund.

          The Adviser and the Fund's Portfolios recognize and intend that subject to the foregoing provisions of this Section, Opco will act as its regular broker so long as it is lawful for it so to act and that Opco may be a major recipient of brokerage commissions paid by the Fund's Portfolios. Opco may effect securities transactions for the Fund's Portfolios only if (1) the commissions, fees or other remuneration received or to be received by it are reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time and (2) the Trustees, including a majority of those Trustees who are not interested persons, have adopted procedures pursuant to Rule 17e-1 under the Investment Company Act of 1940 for determining the permissible level of such commissions. The Fund's Portfolios will not purchase any securities from or sell any securities to Opco acting as principal for their own account.

          (11) The Fund may terminate this Agreement by sixty days written notice to the Adviser and the Portfolio Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Trustees, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by sixty days written notice to the Portfolio Manager and the Portfolio Manager may terminate this Agreement by sixty days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provision of Section 15 (a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.

          (12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until May 1, 1997 and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Trustees of the Fund, including a majority of those trustees who are not parties to this Agreement of interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of trustees of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

          (13) The Adviser shall indemnify and hold harmless the Portfolio Manager, its officers and directors and each person, if any, who controls the Portfolio Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Portfolio Manager's Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Portfolio Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Portfolio Manager or such controlling persons.

          The Portfolio Manager shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Portfolio Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Portfolio Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Portfolio Manager, the Portfolio Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Portfolio Manager by the provisions of subsection (i) and (ii) of this section.

          (14) Except as otherwise provided in paragraph 13 hereof and as may be required under applicable federal law, this Portfolio Manager's Agreement shall be governed by the laws of the State of New York.

          (15) The Portfolio Manager agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Portfolio Manager.

          (16) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

          (17) This Agreement is executed by the Trustees of the Fund, not individually, but rather in their capacity as Trustees under the Declaration of Trust made March 2, 1988. None of the Shareholders, Trustees, officers, employees, or agents of the Fund shall be personally bound or liable under this Agreement, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder but only to the property of the Fund and, if the obligation or claim relates to the property held by the Fund for the benefit of one or more but fewer than all Portfolios, then only to the property held for the benefit of the affected Portfolio.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunder duly affixed and attested, as of the date first above written.

(SEAL)                                               ENTERPRISE CAPITAL
                                                     MANAGEMENT, INC.

                                                     By: ----------------------------------------------

ATTEST ---------------------------------------
           Secretary

(SEAL)                                               OPCAP ADVISORS

                                                     By: ----------------------------------------------
ATTEST ---------------------------------------
           Secretary

(SEAL)                                               ENTERPRISE ACCUMULATION TRUST

                                                     By: ----------------------------------------------

ATTEST ---------------------------------------
           Secretary

                                                                       EXHIBIT B

     The registered investment companies listed below are managed by OpCap Advisors and have similar investment objectives to at least one of the
Portfolios:

                                        APPROXIMATE NET
                                            ASSETS
FUND                                    (AS OF 3/5/97)    ADVISORY FEE RATE
----                                    ---------------   -----------------
Oppenheimer Quest Value Fund, Inc.(1)    $  727,037,375   1.0% on the first $400 million;
                                                          .90% on the next $400 million;
                                                          .85% of net assets in excess of $800
                                                          million
Oppenheimer Quest
  Opportunity Value Fund(1)              $2,588,190,004   1.0% on the first $400 million;
                                                          .90% on the next $400 million;
                                                          .85% of net assets in excess of $800
                                                          million
Oppenheimer Quest Officers Value
  Fund(1)(2)                             $    9,629,594   1.0% of its daily net assets
Oppenheimer Quest Capital Value Fund,
  Inc.                                   $  517,386,883   (3)
Enterprise Accumulation Trust:
  Equity Portfolio                       $  351,881,504   .40% on the first $1 billion;(4)
                                                          .30% on assets over $1 billion;
  Managed Portfolio                      $2,119,223,394   .40% on the first $1 billion;(4)
                                                          .30% on assets over $1 billion
  Enterprise Group of Funds Managed
     Portfolio                           $  249,381,713   .40% on the first $100 million;(5)
                                                          .30% on assets in excess of $100
                                                          million
Penn Series Funds, Inc.:
  Value Equity Fund                      $  202,900,000   .50%(6)
Endeavor Series Trust:
  Value Equity Portfolio                 $  128,700,000   .40%(7)
  Opportunity Value Portfolio            $    3,824,007   .40%(6)
OCC Accumulation Trust:
  Equity Portfolio                       $   21,579,021   .80% on the first $400 million;
                                                          .75% on the next $400 million;
                                                          .70% of net assets in excess of $800
                                                          million
  Managed Portfolio                      $  210,594,170   .80% on the first $400 million;
                                                          .75% on the next $400 million;
                                                          .70% of net assets in excess of $800
                                                          million
WNL Series Trust:
  Elite Value Asset Allocation
     Portfolio                           $    2,776,727   .40%(8)
The Saratoga Advantage Trust:
  Large Capitalization Value Portfolio   $   25,297,008   .30%(8)

---------------

(1) With respect to each of these funds, Oppenheimer Funds, Inc. ("OFI") is the investment adviser and OpCap Advisors is the sub-adviser. OFI pays OpCap Advisors monthly an annual fee based on the average daily net assets of the fund equal to 40% of the advisory fee collected by OFI based on the total net assets of the fund as of November 22, 1995 (the "base amount") plus 30% of the investment advisory fee collected by OFI based on the total net assets of the fund that exceed the base amount.

(2) OFI's advisory fee for the Oppenheimer Quest Officers Value Fund is 1.00%. However, effective August 1, 1996, OFI is waiving the portion of its management fee equal to what OFI would have been required to pay OpCap as the sub-advisory fee and OpCap has agreed to waive its sub-advisory fee.
(3) Effective February 28, 1997, OFI became the manager of the fund and will be paid a fee at the rate of 1.00% of the first $400 million of assets, .90% of the next $400 million of net assets and .85% of assets over $800 million. OFI will pay OpCap a sub-advisory fee equal to 40% of the net advisory fee calculated by OFI for the fund based on the total net assets of the fund as of February 28, 1997 and remaining 120 days later (the "base amount") plus 30% of the investment advisory fee collected by OFI based on the total net assets that exceed the base amount.
(4) These fees are for investment advisory services only. Management services are provided to the portfolios by a third party, not OpCap Advisors. The Manager, who pays the investment advisory fee to OpCap Advisors, receives a management fee, on an annual basis, of 0.80% of the first $400 million of average daily net assets; .75% on the next $400 million and .70% on assets above $800 million of each of the portfolios.
(5) This fee is for investment advisory services only. Management services are provided to the Portfolio by a party other than OpCap Advisors. The Manager, who pays the investment advisory fee to OpCap Advisors, receives a Management Fee of 0.75% of the average daily net assets of the Portfolio.
(6) These fees are for investment advisory services only. Administrative services are provided to these funds by a third party, not OpCap Advisors. The funds are each charged on an annual basis a fee for administrative services of 0.15% of their respective average daily net assets.
(7) This fee is for investment advisory services only. Management services are provided to the Portfolio by a party other than OpCap Advisors. The Manager, who pays the investment advisory fee to OpCap Advisors, receives a Management Fee of .80% of the average daily net assets of the Portfolio.
(8) This fee is for investment advisory services only. Management services are provided to the portfolio by a party other than OpCap Advisors. The Manager, who pays the investment advisory fee to OpCap Advisors, receives a Management Fee of 0.65% of the average daily net assets of the Portfolio.

                                                                APPENDIX


                         ENTERPRISE ACCUMULATION TRUST

                PROXY FOR CONTRACTHOLDER MEETING APRIL 28, 1997

The undersigned does hereby appoints Victor Ugolyn, Catherine R. McClellan or Herbert M. Williamson, and each of them as proxies of the undersigned, each will power to appoint his substitute, for the Special Meeting of Contractholders of Enterprise Accumulation Trust (the "Trust") to be held on April 28, 1997, at the offices of Enterprise Capital Management, Atlanta Financial Center, 3343 Peachtree Road, NE, Suite 450, Atlanta, Georgia 30326 at 2:00 p.m., and at any adjournment thereof (the "Meeting") to vote, as designated below, all shares of the Trust, held by the undersigned at the close of business on March 12, 1997. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF THE PROPOSALS LISTED BELOW AND ON THE REVERSE SIDE HEREOF. THE SHARES REPRESENTED HEREBY WILL BE VOTED A INDICATED OR FOR IF NO CHOICE IS INDICATED. THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

1. APPROVAL OF CHANGE IN THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WHEREBY NO, PORTFOLIO WILL, AS TO 75% OF THE ASSETS OF EACH PORTFOLIO, INVEST MORE THAN 5% OF THE VALUE OF ITS TOTAL ASSETS IN THE SECURITIES OF ANY SINGLE ISSUER OTHER THAN CASH ITEMS AND U.S. GOVERNMENT SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940).

                                                                 FOR    AGAINST    ABSTAIN
   Portfolio                                                     [ ]      [ ]        [ ]
   ------------------------------------------------------------

2. APPROVAL OF PROPOSED TO PERMIT ENTERPRISE CAPITAL MANAGEMENT, INC. TO ENTER INTO NEW OR AMENDED CONTRACTS WITH PORTFOLIO MANAGERS WITHOUT OBTAINING CONTRACTHOLDER APPROVAL.

                                                                 FOR    AGAINST    ABSTAIN
   Portfolio                                                     [ ]      [ ]        [ ]
   ------------------------------------------------------------

                           (Continued on other side)

                          (Continued from other side)

3. APPROVAL OF PORTFOLIO MANAGER'S AGREEMENT BETWEEN THE ADVISER, TRUST AND OPCAP ADVISORS WITH A MANAGEMENT FEE REDUCED AS TO THE MANAGED PORTFOLIO.

                                                                 FOR    AGAINST    ABSTAIN
   Portfolio                                                     [ ]      [ ]        [ ]
   ------------------------------------------------------------

4. APPROVAL OF PORTFOLIO MANAGER'S AGREEMENT BETWEEN THE ADVISER, TRUST AND OPCAP ADVISORS TO BECOME EFFECTIVE UPON THE CONSUMMATION OF A TRANSACTION INVOLVING OPCAP'S PARENT, OPPENHEIMER CAPITAL, AND PIMCO.

                                                                 FOR    AGAINST    ABSTAIN
   Portfolio                                                     [ ]      [ ]        [ ]
   ------------------------------------------------------------

5. TO ACT UPON SUCH OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

                                                  DATED:

    -------------------------------------------------------------------------- ,
                                                         1996
                                                          (Month, Day)

                                                  ------------------------------
                                                           Signature(s)

                                                  ------------------------------
                                                           Signature(s)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please give your full title as such. Joint owners should each sign this Voting Instruction Form.